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                                                                      EXHIBIT 10

PTO Form 1478 (Rev 9/98)
OMB N. 0651-0009 (Exp. 08/31/01)

                     * Trademark/Service Mark Application *
                * To the Assistant Commissioner for Trademarks *

[DOCUMENT INFORMATION]
[TRADEMARK/SERVICEMARK APPLICATION]
[VERSION 1.2]

[APPLICANT INFORMATION]
[NAME] Calipso, Inc.
[STREET] 13525 Midland Road, Suite H
[CITY] Poway
[STATE] CA
[COUNTRY] USA
[ZIP/POSTAL CODE] 92064
[TELEPHONE NUMBER] 619-692-2518
[FAX NUMBER] 619-291-9829

[APPLICANT ENTITY INFORMATION]
[CORPORATION: STATE/COUNTRY OF INCORPORATION] Delaware

[TRADEMARK/SERVICEMARK INFORMATION]
[MARK] Universe of Nature
[TYPED FORM] Yes

~ Applicant requests registration of the above-identified trademark/service mark in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 1051 et seq., as amended). ~

[BASIS FOR FILING AND GOODS/SERVICES INFORMATION]
[INTENT TO USE: SECTION 1(b)] Yes
~ Applicant has a bona fide intention to use the mark in commerce on or in connection with the below-identified goods/services. (15 U.S.C. Section 1051(b), as amended.) ~
[LISTING OF GOODS AND/OR SERVICES] Internet website providing educational materials

[FEE INFORMATION]
[TOTAL FEES PAID] 245
[NUMBER OF CLASSES] 1

[SIGNATURE AND OTHER INFORMATION]
~ PTO*APPLICATION DECLARATION: The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in
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commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.-


[SIGNATURE] /s/ ROBERT RANSOM     *please sign here*
            -----------------

[DATE]         11/16/99

[NAME]       Robert Ransom
[TITLE]      President
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DRAWING PAGE
DATE/TIME STAMP: Monday, 11-15-1999 15:00:04 EST



APPLICANT:
Calipso, Inc.
13525 Midland Road, Suite H
Poway, CA 92064
USA

DATE OF FIRST USE ANYWHERE: INTENT-TO-USE (SECTION 1(b))
DATE OF FIRST USE IN COMMERCE: INTENT-TO-USE (SECTION 1(b))

GOODS AND SERVICES:
Internet website providing educational materials

MARK:

                               UNIVERSE OF NATURE